SCUDDER
                                                                     INVESTMENTS


--------------------------------------------------------------------------------
BOND/GLOBAL
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Scudder Emerging
Markets Income Fund










Semiannual Report
April 30, 2001



The fund seeks to provide high current income and, secondarily, long-term capital appreciation.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights

                      26   Notes to Financial Statements

                      33   Report of Independent Accountants

                      34   Officers and Directors

                      35   Investment Products and Services

                      37   Account Management Resources

Scudder Emerging Markets Income Fund
--------------------------------------------------------------------------------
Class AARP                     ticker symbol SEMKX             fund number 176

Class S                        ticker symbol SCEMX             fund number 076
--------------------------------------------------------------------------------

Date of Inception:      o Class S shares of the fund provided a total return of 4.57%
12/31/93                  for the six months ended April 30, 2001. The J.P. Morgan  Emerging
                          Markets Bond Global Constrained Index returned 6.95%, while the average emerging markets debt fund, as tracked by
                          Lipper, Inc., returned 4.71%.
Total Net Assets as
of 4/30/01 --           o While developed global markets have reacted favorably to interest-rate reductions in the United States, economic
                          fundamentals in emerging markets have weakened over the past few months, driven in large part by developments in Turkey and
Class AARP:               Argentina.
$3 million
                        o Although the fund began reducing its exposure to Mexico because of concerns that a U.S. slowdown could hurt Mexican exports,
Class S:                  we believe Mexico's longer-term economic fundamentals remain favorable,
$128 million              thanks to fiscal reform measures currently being undertaken.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The global economy has gone through a significant disruption during the past six months. While Scudder Emerging Markets Income Fund focuses on emerging markets, the course of these markets has lately been steered by the United States. The United States is the primary engine for global growth, so the prospect of a downturn in the U.S. increased concerns for a sharp slowdown throughout the world. However, at the beginning of this year, the U.S. Federal Reserve Board began a series of interest rate reductions for the United States, following economic reports that continued to point towards a sharp downturn. These reductions began to ease concerns of a potential recession in the United States, and prices in financial markets rose. However, as corporate profits began declining at double-digit rates, the prospect of a more gradual recovery or even a period of little or no growth began to be seen, and investor appetite for risk declined.

Although this sentiment recently has begun to improve, the attitude has not been reflected in emerging market debt. Emerging market economic fundamentals have weakened over the past few months, driven in large part by developments in Turkey and, particularly, Argentina, which has been faced with a stagnant economy and increasing financing needs.

While emerging markets are, of course, inherently volatile, and there is no doubt these markets will continue to witness volatility in the near term, the fund will continue to focus on credit quality -- investing primarily in those countries that have improving economic fundamentals. For more information about Scudder Emerging Market Income Fund's investment environment, strategy and outlook, please read the interview that begins on page 9.

Thank you for your continued interest in Scudder Emerging Markets Income Fund. If you have any questions about your investment, please call us toll-free or visit us on the Web.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Emerging Markets Income Fund

---------------------------------------------------------------------
                 AARP Investment Program         Scudder Class S

   Web site:        aarp.scudder.com              myScudder.com
  Toll-free:         1-800-253-2277               1-800-SCUDDER
---------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder Emerging Markets          J.P. Morgan Emerging Markets
              Income Fund -- Class S           Bond Global Constrained Index*


    12/93**             10000                             10000
      '94                8962                              7746
      '95                8858                              8050
      '96               12131                             11320
      '97               15567                             14628
      '98               17773                             16584
      '99               12907                             15923
      '00               14219                             17776
      '01               15967                             20027

                         Yearly periods ended April 30

---------------------------------------------------------------------------------------------
Fund Index Comparison
---------------------------------------------------------------------------------------------
                                                                        Total Return
                               Growth of                                          Average
Period ended 4/30/2001          $10,000                            Cumulative      Annual
---------------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund -- Class S
---------------------------------------------------------------------------------------------
1 year                         $  10,944                              9.44%         9.44%
---------------------------------------------------------------------------------------------
5 year                         $  13,162                             31.62%         5.65%
---------------------------------------------------------------------------------------------
Life of Class**                $  15,967                             59.67%         6.59%
---------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Global Constrained Index*
---------------------------------------------------------------------------------------------
1 year                         $  11,267                             12.67%        12.67%
---------------------------------------------------------------------------------------------
5 year                         $  17,691                             76.91%        12.09%
---------------------------------------------------------------------------------------------
Life of Class**                $  20,027                            100.27%         9.94%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER EMERGING MARKETS INCOME FUND -- CLASS S TOTAL RETURN (%) AND J.P. MORGAN EMERGING MARKETS BOND GLOBAL CONSTRAINED INDEX* TOTAL RETURN (%)

                                               Yearly periods ended April 30

                   1994**         1995         1996         1997         1998          1999         2000          2001
--------------------------------------------------------------------------------------------------------------------------
Class Total
Return (%)         -10.38        -1.17         39.96        28.32         14.17       -27.38         13.04         9.44
--------------------------------------------------------------------------------------------------------------------------
Index Total
Return (%)         -22.54         3.92         40.62        29.22         13.37        -3.98         11.63        12.67
--------------------------------------------------------------------------------------------------------------------------
Net Asset
Value ($)           10.67         9.66         11.85        12.66         11.72         7.60          7.87         7.70
--------------------------------------------------------------------------------------------------------------------------
Income
Dividends ($)         .09          .92          1.19         1.19          1.04          .87           .68          .89
--------------------------------------------------------------------------------------------------------------------------
Capital Gains
Distributions ($)      --           --            --         1.18          1.50           --            --           --
--------------------------------------------------------------------------------------------------------------------------

* The unmanaged J.P. Morgan Emerging Markets Bond Global Constrained Index (EMBI Global Constrained) is a uniquely weighted version of the EMBI Global Index which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi- sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The EMBI Global Constrained Index limits the weights of those index countries with larger debt stocks by only including specific portions of those countries' eligible current face amounts of debt outstanding. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on December 31, 1993.

     On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total return for the five-year and life-of-Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                        The fund's cash position
                                                             has grown in recent
                                                          months, as uncertainty
                                                          about emerging markets
                                                                  has increased.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Debt Obligations            91%
    Cash Equivalents             9%
-------------------------------------
                               100%
-------------------------------------

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 9% Cash Equivalents)                          Emerging market economic
                                                               fundamentals have
                                                          weakened over the past
                                                              few months, driven
                                                                in large part by
                                                          developments in Turkey
                                                                  and Argentina.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Russia                      19%
    Brazil                      17%
    Argentina                   14%
    Mexico                      12%
    Venezuela                    6%
    Colombia                     5%
    Peru                         4%
    Bulgaria                     4%
    Korea                        3%
    Other                       16%
-------------------------------------
                               100%
-------------------------------------

--------------------------------------------------------------------------------
Currency Exposure
--------------------------------------------------------------------------------
    United States              100%                             The fund invests
                                                                    primarily in
                                                              dollar-denominated
                                                               sovereign issues.

--------------------------------------------------------------------------------
Average Life
--------------------------------------------------------------------------------
(Excludes 9% Cash Equivalents)                          Fund assets are invested
                                                           in instruments with a
                                                            range of maturities.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    0 < 3 years                 13%
    3 < 5 years                 13%
    5 < 10 years                41%
    10+ years                   33%
-------------------------------------
                               100%
-------------------------------------





For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2001

In the following interview, Lead Portfolio Manager Jan Faller and Portfolio Manager Jack Janasiewicz discuss Scudder Emerging Markets Income Fund's strategy and the market environment for the six-month period ending April 30, 2001.

Q: How did the fund perform over the six-month period ended April 30, 2001?

A: Class S shares of the fund returned 4.57% at a time of economic uncertainty for a number of emerging market countries. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 6.95%, while the average emerging markets debt fund, as tracked by Lipper, Inc., returned 4.71%. Class S shares of the fund's 30-day net annualized yield was 10.57% as of April 30.

Q: How would you characterize the fund's risk profile?

A: Although it focuses on credit quality -- investing in countries that have improving economic fundamentals -- this fund is designed for investors who can tolerate significant short-term share price volatility, as well as a wide variance in total returns from year to year. This level of volatility should be expected in a fund that invests in emerging market securities, since these markets have not been as stable as those in many developed countries. While we cannot guarantee future performance, we believe our emphasis on countries with improving economic fundamentals should benefit the fund over the long term. Still, given the inherent additional risk in emerging markets, we believe investors should consider this fund as just one part of their allocation to domestic and international fixed-income funds.

Q: The fund's long-term track record has not been very good. What are you doing to improve performance?

A: Since taking over the fund in January, we have enhanced the portfolio management process on two fronts. First, we have put more emphasis on a structured process for forecasting the direction of emerging market economies. We consider several indicators, including changes in market volatility, local currency returns, and investors' appetites for risk. These indicators, which have been shown to lead market returns in the past, are continually reviewed, and our exposure to each market is based on the outlook they provide, combined with fundamental research.

Second, we have taken steps to try to improve the fund's risk management process. We measure the price volatility of individual countries in the fund. We also use a variety of risk measures to compare the overall risk of the fund against its benchmark and against other funds in the Lipper peer group. This helps us manage the fund's exposure to risk, which we hope will help us limit downside returns. While we are still in the process of implementing these enhancements, based on initial indications, we believe they can help us improve the performance of the fund.

Q: How would you describe the overall market during the period?

A: The past six months have been a very interesting time to be an emerging markets investor. From a broad economic standpoint, the global economy has gone through a significant disruption. At the end of last year, Federal Reserve Chairman Alan Greenspan signaled the beginning of a cycle of monetary easing for the United States, following economic reports that continued to point towards a sharp downturn. Because the United States is the primary engine for global growth, the prospect of a downturn in the U.S. increased concerns for a sharp slowdown throughout the world. Japan already has been through a decade of poor economic performance and the prospects for a recovery there seem at least a few years away. Europe, meanwhile, was feeling the pressure to follow Mr. Greenspan's lead as growth expectations continued to fall there as well.

Thus, a series of interest-rate reductions by the Fed in the first quarter of 2001 began to sooth fears of a potential recession in the United States, and prices in financial markets began to rise in anticipation of a V-shaped recovery, in which economic activity would turn sharply upward. However, as corporate profits began declining at double-digit rates, the idea of a V-shaped recovery yielded to the prospect of a more gradual U-shaped recovery or even a period of little or no growth. As global financial conditions continued to worsen, the extreme volatility in world equity markets reduced investor appetite for risk. This sentiment recently has begun to improve, as seen in the results of the Fed's surprise rate cut in April.

However, while global markets reacted favorably, emerging market debt did not. Emerging market economic fundamentals have weakened over the past few months, driven in large part by developments in Turkey and, particularly, Argentina, a country that is large enough that struggles there can spread, hurting the performance of emerging markets in general.

Q: What happened in those countries?

A: Turkey was hit with a severe liquidity crisis, or a shortage of credit, in late November and early December as a result of difficulties the banking sector has had in raising capital. This crisis stoked fears regarding the strength of the banking sector and, as a result, the fund reduced its Turkish exposure. Then, as liquidity continued to evaporate, the Turkish central bank stepped in and provided liquidity, by increasing the amount of credit to the banking system. In doing so, however, the central bank exceeded monetary policy limits it had negotiated with the International Monetary Fund (IMF). The bank therefore reversed its decision and withdrew liquidity. As a result, rates on overnight loans, which businesses use to meet short-term financing needs, shot up to triple digits, followed by massive flows of capital out of the country and enormous downward price pressures on Turkish assets. The market was only calmed after the announcement of a $10 billion IMF package. Subsequently, reserves stabilized and overnight interest rates returned to the 60% to 80% range.

Then, in late February, the government announced that the Turkish lira would be permitted to float, which eased concerns of an overvalued currency. (When a currency is allowed to float on world currency markets, it begins to approach its true -- rather than an artificially set -- international value.) The float was accompanied by supportive statements from the IMF that it would help explore ways to make resources available to cover some of the increased costs of bank restructuring. Shortly thereafter, the IMF and World Bank announced an additional $10 billion in aid -- on top of the $11 billion already pledged. While financial support should help stabilize asset prices in the near term, significant structural adjustments still are needed. For example, progress on privatization needs to be demonstrated. The banking sector needs to be strengthened. Debt-to-equity ratios need to stabilize. Until we see signs of progress on the reform front, we remain cautious about the longer-term prospects for Turkey.

Q: What about Argentina?

A: The story there is a bit different. Argentina's weakness began in October as President de la Rua's ability to hold the governing coalition together came into question. The fracturing of the coalition generated the sense of a weak government and jeopardized the previously announced $700 million in spending cuts. Faced with a stagnant economy and increasing financing needs, the IMF announced a support package to help soothe these fears. In spite of this, interest rates remained above normal and deposit outflows persisted.

Then, with the weakening de la Rua administration needing support, Domingo Cavallo returned to government after a six-year hiatus and accepted the post of Economy Minister. Mr. Cavallo went to work mending the previously fractured coalition and announcing a mix of revenue-generating and supply-side measures -- tax cuts designed to encourage investment -- aimed at boosting investor confidence and sparking consumption and investment spending. However, he miscalculated the market's reaction to announcements on two fronts: the exchange rate regime and the banking system. His comments about introducing a more flexible exchange rate regime via the inclusion of the euro was poorly received. The move to alter the central bank's charter in order to inject more liquidity into the economy also proved untimely.

Against this backdrop, investment prices began to reflect the probability of a near-term financing shortfall that could only be resolved through a restructuring. Mr. Cavallo countered with a new round of fiscal adjustments accompanied by a potential $20 billion to $30 billion debt swap -- a debt restructuring in which shorter-term debt was exchanged for longer-term debt. Although the interest rate on the longer-term debt is slightly higher, an extended schedule results in a smaller annual payments. The market has rallied on the news, believing that the debt profile of the country would be dramatically improved in the short term. However, long-term sustainable growth still needs to be addressed and, until signs emerge that growth is returning, we expect the market in Argentina to remain volatile.

Q: What about some of your other investments in Latin America?

A: We began reducing our exposure to Mexico at the beginning of this year because of concerns that a U.S. slowdown could adversely impact the Mexican economy. With roughly 80% of Mexican exports headed towards the United States, a slowing U.S. economy would increase Mexico's trade deficit, resulting in more pesos leaving the country, and fewer dollars and other currencies coming in. This could weaken the Mexican currency and cause inflation to accelerate. Longer term, however, we believe Mexico's economic fundamentals remain favorable. While fiscal reform may be delayed through the summer, we expect the ultimate passage of the reform package to be rewarded with an increase in the country's bond rating to investment grade by Standard & Poor's, a major credit rating firm.

In Peru, we reduced our exposure near the end of last year by selling some holdings as the political landscape began to crumble. The political crisis escalated to the point where President Alberto Fujimori was forced to call early elections. In addition, the corruption scandals encompassing former intelligence advisor Vladimiro Montesinos and the Fujimori cabinet led to increasing uncertainty and heightened volatility. The effects of the political instability have begun to show up in the economic numbers and will continue to be felt over the upcoming months.

Q: Your largest exposure is to Russia. How is the country faring under President Vladimir Putin?

A: We have remained positive about Russia throughout the period. Russia's fiscal performance has been impressive and we expect to see continued progress on structural reforms. Fiscal responsibility continues to improve and budget projections for 2002 indicate a balanced budget. The major assumption underlying these projections is an oil price increase of roughly $17 a barrel, which we regard as reasonable.

In the banking sector, the system is beginning to recover from the 1998 collapse and domestic lending is slowly restarting. Bank reserves continue to rise; they now stand at over $31.5 billion, and government projections for the end of 2002 put reserves at over $42 billion, largely due to the expectations of a significant trade surplus. These reserves are available to help pay off foreign debt. Ultimately, we believe economic stabilization, together with political stabilization and economic reforms, point towards an improving credit.

Q: What is your outlook for emerging market debt over the coming months?

A: It's easiest to answer this question in two stages: short-term and medium-term. In the very near term, the market will continue to be driven by news from Argentina. If the $20 billion to $30 billion Argentine debt swap is successful, it should provide some short-term support for the market. We believe that an exchange of this size would significantly alter the debt profile of the country -- easing its financing needs over the next five years -- and would provide some breathing room for the government as it focuses on jumpstarting economic growth.

This takes us to the medium-term outlook. Without sustainable long-term growth, Argentina's vicious cycles of heavy debt will return. If, over the next year or so, Argentina begins to reduce its financing needs and demonstrates signs of sustainable long-term growth, it would, in our view, set the stage for a more favorable environment within emerging markets. In such an environment, countries would benefit from reduced borrowing costs as yields on government bonds declined, coming closer to yields on investment-grade debt.

There is no doubt emerging markets will continue to witness volatility in the near term. We are aware of the risks that lie ahead and believe we have positioned the fund accordingly. However, we will continue to monitor events as they unfold and remain ready to take advantage of opportunities that may arise.

Glossary of Investment Terms
--------------------------------------------------------------------------------

            Bond An interest-bearing security issued by a government or corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

          Coupon The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year.

   International  An organization focused on the lowering of trade barriers and the
        Monetary  stabilization of currency exchange rates. While helping developing
      Fund (IMF)  nations to pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

      30-Day SEC  The standard yield reference for bond funds, based on a formula
           Yield  prescribed by the SEC. This annualized yield calculation reflects the
                  30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

    Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

    Yield Spread  The difference in yield between two types of bonds. A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are
                  "narrow," for example, it typically means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                           as of April 30, 2001
------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Repurchase Agreements 4.8%
------------------------------------------------------------------------------------

 Salomon Smith Barney, 4.62%, to be repurchased at                        ----------
    $6,027,773 on 5/1/2001* (Cost $6,027,000) ............    6,027,000    6,027,000
                                                                          ----------
------------------------------------------------------------------------------------
Short-Term Investments 4.0%
------------------------------------------------------------------------------------

 Federal Home Loan Bank, 4.77%**, 5/1/2001                                ----------
    (Cost $5,000,000) ....................................    5,000,000    5,000,000
                                                                          ----------

------------------------------------------------------------------------------------
Bonds 91.2%
------------------------------------------------------------------------------------

 Algeria 1.0%
 Republic of Algeria, Collateralized Floating Rate Bond,
    LIBOR plus .8125% (5.813%), 9/4/2006 .................    1,466,667    1,261,333
                                                                          ----------

 Argentina 13.0%
 Argentine Republic, 9.75%, 9/19/2027 ....................    8,840,000    6,086,340
 Argentine Republic, 11.375%, 3/15/2010 ..................    3,400,000    2,621,400
 Argentine Republic, 11.375%, 1/30/2017 ..................    2,610,000    2,038,410
 Argentine Republic, 11.75%, 6/15/2015 ...................    1,900,000    1,482,000
 Republic of Argentina, Floating Rate Bond, LIBOR plus
    .8125% (5.563%), 3/31/2005 ...........................    4,928,000    4,028,640
                                                                          ----------
                                                                          16,256,790
                                                                          ----------
 Brazil 15.8%
 Banco Nacional de Desenvolvimiento Economico e Social,
    Floating Rate Bond, 11.714%, 6/16/2008 ...............    1,550,000    1,387,250
 Federative Republic of Brazil, Step-up Coupon,
    6%, 4/15/2024 ........................................    2,210,000    1,439,263
 Federative Republic of Brazil, Eligible Interest Floating
    Rate Bond, LIBOR plus .8125% (5.438%), 4/15/2006 .....    1,600,000    1,418,000
 Federative Republic of Brazil, C-Bond, Step-up Coupon,
    8%, 4/15/2014 ........................................    5,134,980    3,864,072
 Federative Republic of Brazil, 8.875%, 4/15/2024 ........    4,000,000    2,660,000
 Federative Republic of Brazil, 11%, 8/17/2040 ...........    3,092,000    2,339,098
 Federative Republic of Brazil, 11.25%, 7/26/2007 ........    2,850,000    2,778,750
 Federative Republic of Brazil, 12.25%, 3/6/2030 .........    1,900,000    1,629,250
 Federative Republic of Brazil, Floating Rate Discount
    Bond, LIBOR plus .8125% (5.438%), 4/15/2024 ..........    3,020,000    2,197,050
                                                                          ----------
                                                                          19,712,733
                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                       17

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

 Bulgaria 3.3%
 Republic of Bulgaria, Collateralized Floating Rate
    Interest Reduction Bond, Step-up Coupon,
    3%, 7/28/2012 .....................................    1,370,000    1,030,925
 Republic of Bulgaria, Collateralized Discount Bond,
    Series A, LIBOR plus .8125% (6.313%), 7/28/2024 ...    1,770,000    1,300,950
 Republic of Bulgaria, Interest Arrears Bond, LIBOR plus
    .8125% (6.313%), 7/28/2011 ........................    2,380,000    1,761,200
                                                                       ----------
                                                                        4,093,075
                                                                       ----------
 Colombia 4.1%
 Republic of Colombia, 7.625%, 2/15/2007 ..............    1,825,000    1,564,938
 Republic of Colombia, 8.625%, 4/1/2008 ...............      300,000      262,500
 Republic of Colombia, 9.75%, 4/23/2009 ...............    1,500,000    1,342,500
 Republic of Colombia, 9.75%, 4/9/2011 ................    1,400,000    1,386,000
 Republic of Colombia, 11.75%, 2/25/2020 ..............      670,000      606,350
                                                                       ----------
                                                                        5,162,288
                                                                       ----------
 Ecuador 1.9%
 Republic of Ecuador, 12%, 11/15/2012 .................      475,000      292,125
 Republic of Ecuador, Step-up Coupon, 4%, 8/15/2030 ...    5,440,000    2,080,800
                                                                       ----------
                                                                        2,372,925
                                                                       ----------
 Ivory Coast 0.8%
 Republic of Ivory Coast, Step-up Coupon, 2%,
    3/29/2018*** ......................................    6,750,000      945,000
                                                                       ----------

 Jamaica 2.4%
 Government of Jamaica, 12.75%, 9/1/2007 ..............    2,800,000    3,038,000
                                                                       ----------

 Korea 2.9%
 Hanvit Bank, 11.75%, 3/1/2010 ........................    1,900,000    1,919,000
 Korea Exchange Bank, 13.75%, 6/30/2010 ...............    1,700,000    1,725,500
                                                                       ----------
                                                                        3,644,500
                                                                       ----------
 Mexico 10.8%
 United Mexican States, 8.125%, 12/30/2019 ............    4,350,000    3,962,850
 United Mexican States, 8.375%, 1/14/2011 .............    2,115,000    2,098,080
 United Mexican States, 10.375%, 2/17/2009 ............    1,355,000    1,493,210
 United Mexican States, 11.5%, 5/15/2026 ..............    2,150,000    2,606,875
 United Mexican States, 11.375%, 9/15/2016 ............    2,690,000    3,147,300
 United Mexican States, Value Recovery Rights,
    6/30/2003 .........................................   10,611,000      125,210
                                                                       ----------
                                                                       13,433,525
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                                                        Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Morocco 1.7%
 Kingdom of Morocco, Restructuring and Consolidation
    Agreement, Tranche A, Floating Rate Bond, LIBOR
    plus .8125% (7.563%), 1/1/2009 .................    2,341,419    2,066,303
                                                                    ----------

 Panama 2.9%
 Republic of Panama, 10.75%, 5/15/2020 .............    1,250,000    1,278,125
 Republic of Panama, Interest Reduction Bond, Step-up
    Coupon, 4.5%, 7/17/2014 ........................    2,705,000    2,312,775
                                                                    ----------
                                                                     3,590,900
                                                                    ----------
 Peru 3.4%
 Republic of Peru, Collateralized Floating Rate
    Interest Reduction Bond, Step-up Coupon,
    4%, 3/7/2017 ...................................    3,100,000    1,662,375
 Republic of Peru, Past Due Interest, Step-up Coupon,
    4.5%, 3/7/2017 .................................    4,400,000    2,673,000
                                                                    ----------
                                                                     4,335,375
                                                                    ----------
 Philippines 2.4%
 Republic of the Philippines, 9.5%, 10/21/2024 .....    2,250,000    2,143,125
 Republic of the Philippines, 10.625%, 3/16/2025 ...    1,000,000      832,500
                                                                    ----------
                                                                     2,975,625
                                                                    ----------
 Qatar 1.3%
 State of Qatar, 9.75%, 6/15/2030 ..................    1,500,000    1,593,750
                                                                    ----------

 Russia 17.0%
 Russian Federation, 8.25%, 3/31/2010 ..............    6,874,360    4,683,158
 Russian Federation, 12.75%, 6/24/2028 .............    1,600,000    1,432,000
 Russian Federation, Step-up Coupon, 5%, 3/31/2030 .   17,230,000    7,193,525
 Russian Ministry of Finance, 3%, 5/14/2003 ........    8,850,000    6,194,998
 Russian Ministry of Finance, 10%, 6/26/2007 .......    2,059,000    1,649,774
                                                                    ----------
                                                                    21,153,455
                                                                    ----------
 South Africa 1.0%
 Republic of South Africa, 8.5%, 6/23/2017 .........      650,000      614,250
 Republic of South Africa, 9.125%, 5/19/2009 .......      600,000      626,250
                                                                    ----------
                                                                     1,240,500
                                                                    ----------
 Venezuela 5.5%
 Republic of Venezuela, 9.25%, 9/15/2007 ...........    5,700,000    3,947,250
 Republic of Venezuela, Collateralized Floating Rate
    Interest Reduction Bond, Series A, LIBOR plus
    .875% (5.688%), 3/31/2007 ......................    2,428,543    2,036,941
 Republic of Venezuela, Collateralized Floating Rate
    Interest Reduction Bond, Series B, LIBOR plus
    .875% (5.688%), 3/31/2007 ......................    1,000,000      838,750

    The accompanying notes are an integral part of the financial statements.

                                                           Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Republic of Venezuela, Debt Conversion Bond, Floating
    Rate Bond, Series DL, LIBOR plus .875% (7.375%),
    12/18/2007 ............................................     50            42
                                                                      ----------
                                                                       6,822,983
                                                                      ----------

--------------------------------------------------------------------------------
Total Bonds (Cost $114,844,290)                                      113,699,060
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $125,871,290) (a)         124,726,060
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

**   Annualized yield at time of purchase; not a coupon rate.

*** Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

(a) The cost for federal income tax purposes was $125,926,928. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,200,868. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,794,835 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,995,703.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2001
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $125,871,290) ......................   $ 124,726,060
Cash .........................................................................           1,315
Receivable for investments sold ..............................................      15,503,219
Interest receivable ..........................................................       2,274,592
Receivable for Fund shares sold ..............................................          35,393
                                                                                 -------------
Total assets .................................................................     142,540,579

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      11,419,823
Payable for Fund shares redeemed .............................................         206,817
Accrued management fee .......................................................         104,137
Other accrued expenses and payables ..........................................          81,761
                                                                                 -------------
Total liabilities ............................................................      11,812,538
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 130,728,041
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................         917,185
Net unrealized appreciation (depreciation) on investments ....................      (1,145,230)
Accumulated net realized gain (loss) .........................................    (104,400,973)
Paid-in capital ..............................................................     235,357,059
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 130,728,041
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($3,192,580 / 414,459
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares       -------------
   authorized) ...............................................................   $        7.70
                                                                                 -------------

Class S
Net Asset Value, offering and redemption price per share ($127,535,461 /
   16,563,781 shares of capital stock outstanding, $.01 par value, 100,000,000   -------------
   shares authorized) ........................................................   $        7.70
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2001
-----------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Interest ..................................................................   $ 8,505,296
                                                                              -----------
Expenses:
Management fee ............................................................       702,043
Administrative fee ........................................................       456,329
Directors' fees and expenses ..............................................         2,983
Other .....................................................................        34,252
                                                                              -----------
Total expenses ............................................................     1,195,607
-----------------------------------------------------------------------------------------
Net investment income                                                           7,309,689
-----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments .............................................................    (2,761,629)
  Foreign currency related transactions ...................................         3,920
                                                                              -----------
                                                                               (2,757,709)
                                                                              -----------
Net unrealized appreciation (depreciation) during the period on investments     1,822,552
-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       (935,157)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 6,374,532
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------

                                                                                             Six Months       Year Ended
                                                                                                Ended         October 31,
Increase (Decrease) in Net Assets                                                           April 30, 2001        2000
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income .................................................................   $   7,309,689    $  17,858,222
Net realized gain (loss) on investment transactions ...................................      (2,757,709)      16,596,969
Net unrealized appreciation (depreciation) on investment transactions during
   the period .........................................................................       1,822,552       (8,743,825)
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................       6,374,532       25,711,366
                                                                                          -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ..........................................................................        (107,070)            --
                                                                                          -------------    -------------
  Class S .............................................................................      (9,159,450)     (14,984,236)
                                                                                          -------------    -------------
Fund share transactions:
Proceeds from shares sold .............................................................      43,261,952       73,657,558
Reinvestment of distributions .........................................................       7,959,769       12,806,348
Cost of shares redeemed ...............................................................     (57,012,911)    (149,823,362)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Fund share transactions ....................      (5,791,190)     (63,359,456)
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................      (8,683,178)     (52,632,326)
Net assets at beginning of period .....................................................     139,411,219      192,043,545
Net assets at end of period (including undistributed                                      -------------    -------------
  net investment income of $917,185 and $2,874,016, respectively) .....................   $ 130,728,041    $ 139,411,219
                                                                                          -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------------------------------
                                                                                     2001(c)   2000(a)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $ 7.89     $ 8.01
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (b)                                                           .41        .05
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                 (.07)      (.17)
--------------------------------------------------------------------------------------------------------
  Total from investment operations                                                    .34       (.12)
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                              (.53)        --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ 7.70     $ 7.89
--------------------------------------------------------------------------------------------------------
Total Return (%)                                                                     4.41**    (1.50)**
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 3         .42
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                1.68*      1.65*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                           10.36*      7.45*
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                           621*       338
--------------------------------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(b)  Based on average shares outstanding during the period.

(c)  For the six months ended April 30, 2001.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

--------------------------------------------------------------------------------------------------------------------------------
Years Ended October 31,                                                     2001(d)   2000     1999     1998    1997     1996
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 7.89   $ 7.46   $ 7.04   $12.22  $12.98   $10.26
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (a)                                                   .41      .83      .63     1.04    1.06     1.20
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.06)     .31      .49    (3.71)    .46     2.71
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .35     1.14     1.12    (2.67)   1.52     3.91
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.54)    (.71)    (.64)   (1.01)  (1.10)   (1.19)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --       --    (1.50)  (1.18)      --
--------------------------------------------------------------------------------------------------------------------------------
  Tax return of capital                                                        --       --     (.06)      --      --       --
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.54)    (.71)    (.70)   (2.51)  (2.28)   (1.19)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.70   $ 7.89   $ 7.46   $ 7.04  $12.22   $12.98
--------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             4.57**  15.32    16.70   (27.60)  12.34    39.78(b)
--------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        128      139      192      214     324      305
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.68*    1.72(c)  1.75     1.56    1.49     1.45
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.68*    1.71(c)  1.75     1.56    1.49     1.44
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.36*   10.50     8.82     9.97    8.03    10.05
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   621*     338      327      240     410      430
--------------------------------------------------------------------------------------------------------------------------------

(a)  Based on average shares outstanding during the period.

(b)  Total returns would have been lower had certain expenses not been reduced.

(c) The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000, before and after expense reductions was 1.67%.

(d)  For the six months ended April 30, 2001.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000 Class S shares of the fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from these estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on securities as a temporary substitute for purchasing selected investments and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $100,109,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($45,861,000) or October 31, 2007 ($54,248,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

For the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $394,134,318 and $413,630,457, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended April 30, 2001, the fee pursuant to the Management Agreement amounted to $702,043, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement ("Administrative Agreement") ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.65% of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the six months ended April 30, 2001, the Administrative Fee was as follows:

                                                   Total          Unpaid at
Administrative Fee                              Aggregated     April 30, 2001
--------------------------------------------------------------------------------
Class AARP ..............................        $   5,957        $   1,578
Class S .................................          450,372           64,189
                                                ----------       ---------------
                                                 $ 456,329        $  65,767
                                                ----------       ---------------

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $2,983.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices more volatile than those of comparable securities in the United States of America.

E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                                                                         Six Months Ended                     Year Ended
                                                                        April 30, 2001                   October 31, 2000
                                                                 ----------------------------------------------------------------
                                                                   Shares           Dollars          Shares           Dollars
Shares sold
---------------------------------------------------------------------------------------------------------------------------------
Class AARP ..................................................         478,634   $    3,808,778           53,026*  $      419,599*
Class S .....................................................       4,940,955       39,453,174        9,126,001       73,237,959
                                                                                ---------------                   ---------------
                                                                                $   43,261,952                    $   73,657,558
                                                                                ---------------                   ---------------

Shares issued to shareholders in reinvestment of distributions
---------------------------------------------------------------------------------------------------------------------------------
Class AARP ..................................................          10,177   $       79,435               --   $           --
Class S .....................................................       1,016,786        7,880,334        1,613,954       12,806,348
                                                                                ---------------                   ---------------
                                                                                $    7,959,769                    $   12,806,348
                                                                                ---------------                   ---------------

Shares redeemed
---------------------------------------------------------------------------------------------------------------------------------
Class AARP ..................................................        (127,239)   $ (1,007,426)             (139)*  $      (1,159)*
Class S .....................................................      (7,019,600)     (56,005,485)     (18,844,786)    (149,822,203)
                                                                                ---------------                   ---------------
                                                                                 $ (57,012,911)                    $(149,823,362)
                                                                                ---------------                   ---------------

Net increase (decrease)
---------------------------------------------------------------------------------------------------------------------------------
Class AARP ..................................................         361,572   $    2,880,787           52,887*   $     418,440*
Class S .....................................................      (1,061,859)      (8,671,977)      (8,104,831)     (63,777,896)
                                                                                ---------------                   ---------------
                                                                                $   (5,791,190)                    $ (63,359,456)
                                                                                ---------------                   ---------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

G. Adoption of New Accounting Principle

The Fund will adopt the provisions of AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
June 18, 2001

Officers and Directors
--------------------------------------------------------------------------------

Linda C. Coughlin*
o     President and Director

Henry P. Becton, Jr.
o     Director; President, WGBH
      Educational Foundation

Dawn-Marie Driscoll
o     Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

Edgar R. Fiedler
o     Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

Keith R. Fox
o     Director; General Partner,
      The Exeter Group of Funds

Jean Gleason Stromberg
o     Director; Consultant

Jean C. Tempel
o     Director; Managing Director,
      First Light Capital, LLC

Steven Zaleznick
o     Director; President and
      Chief Executive Officer,
      AARP Services, Inc.

Thomas V. Bruns*
o     Vice President

Jan C. Faller*
o     Vice President

William F. Glavin*
o     Vice President

William E. Holzer*
o     Vice President

James E. Masur*
o     Vice President

Gerald J. Moran*
o     Vice President

Howard S. Schneider*
o     Vice President

John Millette*
o     Vice President and Secretary

Kathryn L. Quirk*
o     Vice President and Assistant Secretary

John R. Hebble*

o     Treasurer

Brenda Lyons*

o     Assistant Treasurer

Caroline Pearson*

o     Assistant Secretary

*Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       35

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments